Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of TouchIT Technologies, Inc., a Nevada corporation (the “Corporation”), does hereby certify that:

The Amended Annual Report on Form 10-K/A for the year ended December 31, 2010 (the “Form 10-K/A”) of the Corporation fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Recep Tanisman
Recep Tanisman Chief Executive Officer (Principal Executive Officer) September 7, 2011

/s/ Andrew Brabin
Andrew Brabin Chief Financial Officer (Principal Financial Officer) September 7, 2011